UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 30, 2006

Date of Report (Date of earliest event reported)

IVI COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-32797 (Commission File Number)	33-0965560 (IRS Employer Identification Number)

555 H Street, Suite H, Eureka, CA 95501

 (Address of principal executive offices) (Zip Code)

(707) 444-6617

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On September 30, 2006 a confidential Settlement Agreement and Release was entered by and among Joe and Catherine Santistevan (“Santistevans”) and IVI Communications, Inc., successor in interest defendant Internet Ventures, Inc., to set aside the default judgment entered against Internet Ventures, Inc. in the amount of $1,367,500.

Under the terms of the agreement IVI Communications will pay the Santistevans a total four hundred and fifty thousand dollars ($450,000), to settle a claim of $1,367,500.

If IVI Communications, Inc. defaults on the agreement a judgement would be entered by stipulation in the amount of 1,367,500.

The Settlement Agreement reduces the consolidated debt of IVI Communications by $917,500.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

A. Financial Statements - None

B. Exhibits - None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVI COMMUNICATIONS, INC.

Date: October 24, 2006	By:	/s/ Charles Roodenburg
Charles Roodenburg Chief Financial Officer

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